UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 6126

Dreyfus Pennsylvania Municipal Money Market Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	11/30
Date of reporting period:	11/30/09

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus Pennsylvania
Municipal Money
Market Fund

ANNUAL REPORT November 30, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
19	Financial Highlights
20	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
28	Important Tax Information
29	Information About the Review and Approval of the Fund’s Management Agreement
33	Board Members Information
36	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Pennsylvania
Municipal Money Market Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Pennsylvania Municipal Money Market Fund, covering the 12-month period from December 1, 2008, through November 30, 2009.

Evidence has continued to accumulate that the U.S. recession is over and sustained economic recoveries have begun worldwide. U.S. government liquidity-support and stimulus programs, along with an aggressively accommodative monetary policy have so far succeeded in calming the financial crisis, ending the recession and sparking the beginning of a global expansion. As 2009 draws to a close, we expect a continuation of the current sustained rallies among fixed-income and equity asset classes, along with low yields and outflows of money fund assets into these other asset classes.

While money market yields are unlikely to improve anytime soon, we continue to stress the importance of both municipal and taxable money market mutual funds as a haven of price stability and liquidity for risk-averse investors. Is your cash allocation properly positioned for the next phase of this economic cycle? Talk to your financial advisor, who can help you make that determination and prepare for the challenges and opportunities that lie ahead.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2008, through November 30, 2009, as provided by Bill Vasiliou, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended November 30, 2009, Dreyfus Pennsylvania Municipal Money Market Fund produced a yield of 0.32%. Taking into account the effects of compounding, the fund produced an effective yield of 0.32%.1

Yields of tax-exempt money market instruments declined to historically low levels during the reporting period, as the Federal Reserve Board (the “Fed”) maintained an aggressively accommodative monetary policy to combat a recession and financial crisis.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital and the maintenance of liquidity.

To pursue this goal, the fund normally invests substantially all of its assets in short-term, high-quality municipal obligations that provide income exempt from federal and Pennsylvania state personal income taxes.The fund also may invest in high-quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

In pursuing the fund’s investment approach, we normally employ two primary strategies. First, we attempt to add value by constructing a portfolio of high-quality, municipal money market instruments that provide income exempt from federal and Pennsylvania state personal income taxes. Second, we actively manage the fund’s weighted average maturity based on our anticipation of interest-rate trends and supply-and-demand changes in Pennsylvania’s short-term municipal marketplace while anticipating the liquidity needs of the fund.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

For example, if we expect an increase in short-term supply, we may reduce the fund’s weighted average maturity, which should better position the fund to purchase new securities with higher yields, if higher yields materialize.Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range and tend to lengthen the fund’s weighted average maturity if purchased. If we anticipate limited new-issue supply,we may extend the fund’s weighted average maturity to maintain prevailing yields for as long as we deem appropriate. At other times, we typically try to maintain a weighted average maturity that reflects our view of short-term interest-rate trends, liquidity needs and future supply-and-demand projections.

Recession, Supply-and-Demand Dynamics Kept Yields Low

Economic conditions deteriorated sharply in the weeks prior to the start of the reporting period, and the failures of major financial institutions sparked a global financial crisis.These developments caused dislocations among a wide variety of financial assets, including some money market instruments. In response, the Fed reduced the overnight federal funds rate to an unprecedented low range of 0% to 0.25%. The U.S. Department of the Treasury also initiated several remedial measures, including the Temporary Guarantee Program for Money Market Funds, which remained in effect through September 18, 2009.

Tighter lending restrictions led to a decrease in the available supply of variable-rate demand notes and tender option bonds. Instead, issuers have turned to longer-term bonds, including taxable securities through the government-supported Build America Bonds program. Meanwhile, demand for tax-exempt money market securities has remained robust from individuals concerned about tax increases. Due to competitive yields compared with taxable money market instruments, the tax-exempt market also has seen demand from institutional investors.The combination of limited supply and robust demand put additional downward pressure on already low tax-exempt money market yields.

Finally, many states and municipalities have faced weak housing markets, rising unemployment, reduced tax collections and intensifying demands on social services programs. However, Pennsylvania has fared better than most, as the state has long maintained a conservative approach to fiscal management, and its unemployment rate has remained well below national averages.

In-House Research Supported Credit Quality

Our credit analysts conduct in-depth, independent research into the fiscal health of the issuers we consider, a process that helped the fund avoid some of the credit-related problems affecting some other money market funds during the downturn.We favored instruments—including commercial paper and municipal notes with maturities of six months or less—backed by pledged tax appropriations or revenues from facilities providing essential services. We generally shied away from instruments issued by entities that depend heavily on state aid.

Compared to historical standards, most money market funds maintained short weighted average maturities in the turbulent market environment, and the fund was no exception. Since yield spreads have remained relatively narrow along the market’s maturity range, this conservative strategy did not adversely affect the fund’s performance.

Safety and Liquidity Are Paramount

We believe the prudent course continues to be a conservative credit selection strategy with an emphasis on preservation of capital and liquid-ity.The Fed has repeatedly indicated that it is likely to keep short-term interest rates near historical lows for an extended period, suggesting that money market yields are unlikely to rise significantly anytime soon.

December 15, 2009

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
1	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.Yields provided reflect the absorption of certain fund expenses by
The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s yield would have been
0.30% and the effective yield would be 0.30%.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Pennsylvania Municipal Money Market Fund from June 1, 2009 to November 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2009

Expenses paid per $1,000†	$ 2.86
Ending value (after expenses)	$1,000.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2009

Expenses paid per $1,000†	$ 2.89
Ending value (after expenses)	$1,022.21

† Expenses are equal to the fund’s annualized expense ratio of .57%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
November 30, 2009

Short-Term	Coupon	Maturity	Principal
Investments—103.0%	Rate (%)	Date	Amount ($)		Value ($)
Allegheny County Hospital
Development Authority, HR
(Presbyterian University
Hospital) (LOC; Bank One)	0.20	12/7/09	3,700,000	[a]	3,700,000
Beaver County Industrial
Development Authority, PCR,
Refunding (FirstEnergy
Generation Corporation Project)
(LOC; Barclays Bank PLC)	0.21	12/1/09	8,100,000	[a]	8,100,000
Berks County Industrial
Development Authority, Student
Housing Revenue (CHF-Kutztown,
LLC Project Servicing Kutztown
University of Pennsylvania)
(LOC; Citibank NA)	0.35	12/7/09	5,425,000	[a]	5,425,000
Berks County Municipal Authority,
Revenue (The Reading Hospital
and Medical Center Project)	0.54	1/14/10	7,500,000		7,500,000
Bethlehem Area School District,
GO Notes (Insured; Assured
Guaranty Municipal Corp. and
Liquidity Facility; Dexia
Credit Locale)	0.45	12/7/09	16,300,000	[a]	16,300,000
Blair County Industrial
Development Authority,
Revenue (NPC, Inc. Project)
(LOC; PNC Bank NA)	0.39	12/7/09	3,800,000	[a]	3,800,000
Bradford County Industrial
Development Authority, EDR
(Towanda Printing Company
Project) (LOC; PNC Bank NA)	0.39	12/7/09	1,985,000	[a]	1,985,000
Bradford County Industrial
Development Authority, Revenue
(State Aggregates Inc.
Project) (LOC; M&T Bank)	0.47	12/7/09	2,145,000	[a]	2,145,000
Bucks County Industrial
Development Authority, IDR
(Dunmore Corporation Project)
(LOC; Wachovia Bank)	0.49	12/7/09	1,205,000	[a]	1,205,000
Central Bucks School District,
GO Notes	3.00	5/15/10	3,210,000		3,247,076
Central York School District,
GO Notes	2.00	2/15/10	1,920,000		1,926,110

The Fund 7

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Central York School District,
GO Notes	2.00	3/1/10	590,000		592,190
Chester County Industrial
Development Authority, Revenue
(Malvern Preparatory School
Project) (LOC; FHLB)	0.45	12/30/09	7,700,000	[a]	7,700,000
College Township Industrial
Development Authority, IDR,
Refunding (Ball Corporation Project)
(LOC; JPMorgan Chase Bank)	0.75	12/7/09	2,800,000	[a]	2,800,000
Cumberland County Municipal
Authority, Revenue
(Presbyterian Homes, Inc.
Project) (LOC; KBC Bank)	0.35	12/7/09	6,825,000	[a]	6,825,000
Delaware County Industrial
Development Authority, PCR, CP
(Exelon Generation Company
LLC) (LOC; BNP Paribas)	0.35	12/17/09	10,125,000		10,125,000
Delaware County Industrial
Development Authority, Revenue
(Astra Foods, Inc. Project)
(LOC; Wachovia Bank)	0.49	12/7/09	3,500,000	[a]	3,500,000
Delaware County Industrial
Development Authority, Revenue
(Melmark, Inc. Project) (LOC;
Commerce Bank)	0.27	12/7/09	2,800,000	[a]	2,800,000
Geisinger Authority,
Health System Revenue
(Geisinger Health System)
(Liquidity Facility; Northern
Trust Company)	0.17	12/1/09	4,000,000	[a]	4,000,000
Harrisburg Authority,
Revenue (Haverford Township
School District Project)
(Insured; Assured Guaranty
Municipal Corp. and Liquidity
Facility; Dexia Credit Locale)	3.27	12/7/09	1,000,000	[a]	1,000,000
Harrisburg Authority,
Revenue (Township of West
Brandywine Project) (Insured;
Assured Guaranty Municipal
Corp. and Liquidity Facility;
Dexia Credit Locale)	3.27	12/7/09	3,685,000	[a]	3,685,000

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Jackson Township Industrial
Development Authority, IDR
(Everlast Roofing Inc.
Project) (LOC; M&T Bank)	0.37	12/7/09	3,280,000	[a]	3,280,000
Lackawanna County Industrial
Development Authority, Revenue
(Material Technology and
Logistics, Inc. Project) (LOC;
Wachovia Bank)	0.49	12/7/09	3,505,000	[a]	3,505,000
Lancaster County,
GO Notes	1.50	3/1/10	700,000		701,660
Lancaster County Hospital
Authority, Health System
Revenue (The Lancaster General
Hospital Refunding Project)
(LOC; Bank of America)	0.27	12/1/09	2,200,000	[a]	2,200,000
Lancaster County Solid Waste
Management Authority, Resource
Recovery System Revenue	2.00	12/15/10	1,200,000	[b]	1,203,600
Lancaster County Solid Waste
Management Authority, Resource
Recovery System Revenue	2.00	12/15/10	1,000,000	[b]	1,011,580
Lawrence County Industrial
Development Authority, Revenue
(Villa Maria Project) (LOC;
Allied Irish Banks)	0.55	12/7/09	9,175,000	[a]	9,175,000
Lock Haven,
GO Notes	1.50	12/22/10	2,000,000	[b]	2,015,920
Montgomery County Industrial
Development Authority, Revenue
(Recigno Laboratories, Inc.
Project) (LOC; Wachovia Bank)	0.49	12/7/09	2,220,000	[a]	2,220,000
New Castle Area Hospital
Authority, HR (Jameson Memorial
Hospital) (Insured; Assured Guaranty
Municipal Corp. and Liquidity
Facility; PNC Bank NA)	0.30	12/7/09	1,200,000	[a]	1,200,000
Northumberland County Industrial
Development Authority, Revenue
(Drug Plastics and Glass
Company Project) (LOC;
Wachovia Bank)	0.49	12/7/09	2,030,000	[a]	2,030,000

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Penn-Delco School District,
GO Notes	2.00	2/15/10	1,000,000		1,003,076
Pennsylvania,
GO Notes	5.00	3/1/10	6,000,000		6,069,600
Pennsylvania,
GO Notes	5.00	5/1/10	1,215,000		1,238,216
Pennsylvania Economic Development
Financing Authority, EDR
(Plastikos Realty Project)
(LOC; PNC Bank NA)	0.64	12/7/09	400,000	[a]	400,000
Pennsylvania Economic Development
Financing Authority, Exempt
Facilities Revenue, CP (PPL
Electric Utilities) (LOC;
Wachovia Bank)	0.90	12/10/09	12,500,000		12,500,000
Pennsylvania Energy Development
Authority, Energy Development
Revenue (B&W Ebensburg
Project) (LOC; Landesbank
Hessen-Thuringen Girozentrale)	0.29	12/7/09	11,430,000	[a]	11,430,000
Pennsylvania Higher Educational
Facilities Authority, Revenue
(Association of Independent
Colleges and Universities of
Pennsylvania Financing
Program-Arcadia University)
(LOC; Allied Irish Banks)	0.35	12/7/09	6,200,000	[a]	6,200,000
Pennsylvania Higher Educational
Facilities Authority, Revenue
(Association of Independent
Colleges and Universities of
Pennsylvania Financing
Program-Susquehanna
University) (LOC; Allied
Irish Banks)	0.35	12/7/09	2,590,000	[a]	2,590,000
Pennsylvania Higher Educational
Facilities Authority, Revenue
(Honeysuckle Student Holdings,
Inc. Student Housing Project
at Bloomsburg University of
Pennsylvania) (LOC; Allied
Irish Banks)	0.28	12/7/09	7,525,000	[a]	7,525,000

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Peters Township School District,
GO Notes, Refunding	2.00	3/1/10	1,025,000		1,028,276
Philadelphia,
GO Notes, TRAN	2.50	6/30/10	10,000,000		10,102,384
Philadelphia Authority for
Industrial Development,
Revenue (Friends of Master
School, Inc. Project) (LOC;
Wachovia Bank)	0.39	12/7/09	3,425,000	[a]	3,425,000
Philadelphia Authority for
Industrial Development,
Revenue (Henry H. Ottens
Manufacturing Company Project)
(LOC; Wachovia Bank)	0.49	12/7/09	810,000	[a]	810,000
Philadelphia Hospitals and Higher
Education Facilities
Authority, HR (The Children’s
Hospital of Philadelphia
Project) (Liquidity Facility;
Bank of America)	0.19	12/1/09	2,705,000	[a]	2,705,000
Philadelphia Hospitals and Higher
Education Facilities
Authority, HR (The Children’s
Hospital of Philadelphia
Project) (Liquidity Facility;
JPMorgan Chase Bank)	0.19	12/1/09	3,500,000	[a]	3,500,000
Philadelphia Hospitals and Higher
Education Facilities
Authority, HR (The Children’s
Hospital of Philadelphia
Project) (Liquidity Facility;
JPMorgan Chase Bank)	0.19	12/1/09	6,600,000	[a]	6,600,000
Pittsburgh Water and Sewer
Authority, Water and Sewer
System Subordinate Revenue,
Refunding (LOC; FHLB)	2.00	9/1/10	5,000,000		5,050,434
Puttable Floating Option Tax
Exempt Receipts (Pennsylvania
Housing Finance Agency,
SFMR) (Liquidity Facility;
Bank of America)	0.27	12/7/09	4,495,000	[a,c]	4,495,000

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Puttable Floating Option Tax
Exempt Receipts (Pennsylvania
Housing Finance Agency, SFMR)
(Liquidity Facility; Merrill
Lynch Capital Services)	0.27	12/7/09	5,000,000	[a,c]	5,000,000
RBC Municipal Products Inc. Trust
(Allegheny Hospital
Development Authority, Revenue
(University of Pittsburgh
Medical Center)) (Liquidity
Facility; Royal Bank of Canada
and LOC; Royal Bank of Canada)	0.29	12/7/09	12,500,000	[a,c]	12,500,000
RBC Municipal Products Inc. Trust
(Berks County Municipal
Authority, Health Care Revenue
(Reading Hospital and Medical
Center Project)) (Liquidity
Facility; Royal Bank of Canada
and LOC; Royal Bank of Canada)	0.29	12/7/09	10,000,000	[a,c]	10,000,000
Susquehanna County Industrial
Development Authority, IDR
(Stabler Companies, Inc.
Project) (LOC; Wachovia Bank)	0.47	12/7/09	5,040,000	[a]	5,040,000
Telford Industrial Development
Authority, IDR (Ridgetop
Associates Project)
(LOC; Bank of America)	0.65	12/7/09	4,680,000	[a]	4,680,000
Union County Industrial
Development Authority, Revenue
(Stabler Companies Inc.
Project) (LOC; M&T Bank)	0.42	12/7/09	5,525,000	[a]	5,525,000
Wissahickon School District,
GO Notes	2.00	5/15/10	2,095,000	[b]	2,108,052

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
York County Industrial Development
Authority, Revenue (Riach
Family Limited Partnership
Project) (LOC; M&T Bank)	0.52	12/7/09	1,755,000	[a]	1,755,000
York County Industrial Development
Authority, Revenue
(York Sheet Metal, Inc.
Project) (LOC; M&T Bank)	0.43	12/7/09	1,850,000	[a]	1,850,000
York Redevelopment Authority,
Revenue (LOC; M&T Bank)	0.37	12/7/09	3,165,000	[a]	3,165,000

Total Investments (cost $265,198,174)			103.0%		265,198,174
Liabilities, Less Cash and Receivables			(3.0%)		(7,623,923)
Net Assets			100.0%		257,574,251

a Variable rate demand note—rate shown is the interest rate in effect at November 30, 2009. Maturity date represents the next demand date, or the ultimate maturity date if earlier.
b Purchased on a delayed delivery basis.
c Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2009, these securities amounted to $31,995,000 or 12.4% of net assets.

The Fund 13

STATEMENT OF INVESTMENTS (continued)

XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
F1+,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	75.6
AAA,AA,Ad		Aaa,Aa,Ad		AAA,AA,Ad	9.4
Not Rated[e]		Not Rated[e]		Not Rated[e]	15.0
					100.0

† Based on total investments.
d Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
e Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund 15

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2009

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	265,198,174	265,198,174
Interest receivable		255,257
Prepaid expenses		12,901
		265,466,332
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		99,978
Cash overdraft due to Custodian		1,387,534
Payable for investment securities purchased		6,339,152
Payable for shares of Beneficial Interest redeemed		7
Accrued expenses		65,410
		7,892,081
Net Assets ($)		257,574,251
Composition of Net Assets ($):
Paid-in capital		257,574,251
Net Assets ($)		257,574,251
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial interest authorized)		257,574,251
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended November 30, 2009

Investment Income ($):
Interest Income	2,697,563
Expenses:
Management fee—Note 2(a)	1,462,171
Treasury insurance expense—Note 1(e)	89,416
Professional fees	79,340
Shareholder servicing costs—Note 2(b)	66,242
Custodian fees—Note 2(b)	37,273
Trustees’ fees and expenses—Note 2(c)	27,218
Registration fees	16,875
Prospectus and shareholders’ reports	10,453
Miscellaneous	20,987
Total Expenses	1,809,975
Less—reduction in expenses due to undertaking—Note 2(a)	(60,534)
Less—reduction in fees due to earnings credits—Note 1(b)	(9,007)
Net Expenses	1,740,434
Investment Income—Net, representing net increase
in net assets resulting from operations	957,129

See notes to financial statements.

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2009	2008
Operations ($):
Investment income—net	957,129	5,782,041
Net realized gain (loss) on investments	—	4,189
Net Increase (Decrease) in Net Assets
Resulting from Operations	957,129	5,786,230
Dividends to Shareholders from ($):
Investment income—net	(961,318)	(5,783,602)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	769,323,053	1,053,593,123
Dividends reinvested	955,330	5,701,037
Cost of shares redeemed	(810,931,565)	(997,175,065)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(40,653,182)	62,119,095
Total Increase (Decrease) in Net Assets	(40,657,371)	62,121,723
Net Assets ($):
Beginning of Period	298,231,622	236,109,899
End of Period	257,574,251	298,231,622

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

					Two Months
					Ended	Year Ended
		Year Ended November 30,			November 30,	September 30,
	2009	2008	2007	2006	2005[a]	2005
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.003	.020	.031	.028	.004	.015
Distributions:
Dividends from
investment income—net	(.003)	(.020)	(.031)	(.028)	(.004)	(.015)
Net asset value,
end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.32	2.06	3.15	2.87	2.21[b]	1.51
Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	.62	.59	.61	.61	.66[b]	.64
Ratio of net expenses
to average net assets	.60	.58	.61	.61	.66[b]	.64
Ratio of net investment
income to average
net assets	.33	2.00	3.10	2.83	2.19[b]	1.68
Net Assets,
end of period
($ x 1,000)	257,574	298,232	236,110	200,174	181,747	185,021

a	The fund changed its fiscal year end from September 30 to November 30.
b	Annualized.

See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Pennsylvania Municipal Money Market Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company.The fund’s investment objective is to provide investors with as high a level of current income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Trustees to represent the fair value of the fund’s investments.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of November 30, 2009 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	265,198,174
Level 3—Significant Unobservable Inputs	—
Total	265,198,174

† See Statement of Investments for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended November 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2009, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2009 and November 30, 2008, were as follows: tax exempt income $957,129 and $5,782,041, ordinary income $4,189 and $0 and long-term capital gains $0 and $1,561, respectively.

During the period ended November 30, 2009, as a result of permanent book to tax differences primarily due to dividend reclassification, the fund increased accumulated undistributed investment income-net by $4,189 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

At November 30, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Treasury’s Temporary Guarantee Program: The fund entered into a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury guaranteed the share price of shares of the fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share fell below $0.995 (a “Guarantee Event”) and the fund liquidated. Recovery under the Program was subject to certain conditions and limitations.

Fund shares acquired by investors after September 19, 2008 that increased the number of fund shares the investor held at the close of business on September 19, 2008 were not eligible for protection under the Program. In addition, fund shares acquired by investors who did not hold fund shares at the close of business on September 19, 2008 were not eligible for protection under the Program.

The Program, which was originally set to expire on December 18, 2008, was initially extended by the Treasury until April 30, 2009 and had been further extended by the Treasury until September 18, 2009, at which time the Secretary of the Treasury terminated the Program.As such, the fund is no longer eligible for protection under the Program. Participation in the initial term and the two extended periods of the Program required payments to the Treasury in the amounts of .01%, .015% and .015%, respectively, of the fund’s shares outstanding as of September 19, 2008 (valued at $1.00 per share).This expense was borne by the fund without regard to any expense limitation in effect.

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.

The Manager has undertaken to reimburse expenses in the event that current yields drop below a certain level.This undertaking is voluntary and not contractual and may be terminated at any time.The reduction in expenses, pursuant to the undertaking, amounted to $60,534 during the period ended November 30, 2009.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2009, the fund was charged $31,394 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2009, the fund was charged $16,545 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended November 30, 2009, the fund was charged $1,790 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2009, the fund was charged $37,273 pursuant to the custody agreement.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended November 30, 2009, the fund was charged $6,539 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $106,948, custodian fees $8,873, chief compliance officer fees $4,454 and transfer agency per account fees $2,700, which are offset against an expense reimbursement currently in effect in the amount of $22,997.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through January 22, 2010, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Pennsylvania Municipal Money Market Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Pennsylvania Municipal Money Market Fund, including the statement of investments,as of November 30,2009,and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Pennsylvania Municipal Money Market Fund at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 22, 2010

The Fund 27

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal period ended November 30, 2009 as “exempt-interest dividends” (not subject to regular federal and, for individuals who are Pennsylvania residents, Pennsylvania personal income taxes), except $4,189 that is being designated as an ordinary income distribution for reporting purposes. As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s exempt-interest dividends paid for the 2009 calendar year on Form 1099-INT, which will be mailed in early 2010.

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on November 9-10, 2009, the Board considered the re-approval for an annual period of the fund’s Management Agreement,pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and representatives of the Manager confirmed that there had been no material changes in the information. The Board also discussed the nature, extent, and quality of the services provided to the fund pursuant to the fund’s Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund’s Management Fee and Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing the fund’s manage-

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

ment fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance as well as comparisons of total return performance among the same group of funds as the Expense Group (the “Performance Group”) and to a group of funds that was broader than the Expense Universe (the “Performance Universe”) that also was selected by Lipper, all for various periods ended September 30, 2009. The Manager previously had furnished the Board with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons that were prepared based on financial statements currently available to Lipper as of September 30, 2009.There were only two other funds in the Expense Group, and the Board noted that the fund’s contractual management fee was at the Expense Group median and that the fund’s actual management fee was higher than the Expense Group and Expense Universe medians. It was noted that both Expense Group funds had the benefit of a waiver of a portion of management fee.The Board also noted that the fund’s total expense ratio was the lowest in the Expense Group and lower than the Expense Universe median.

With respect to the fund’s performance, the Board noted that the fund’s total return ranked second in the Performance Group for each reported time period up to 10 years. The Board also noted that the fund’s total return was higher than the Performance Universe median for each reported time period up to 5 years, while lower than the Performance Universe median for the 10-year period.

Representatives of the Manager noted that there were no similarly managed mutual funds, institutional separate accounts, or wrap fee accounts managed by the Manager or its affiliates with similar invest-

ment objectives, policies, and strategies and, as to mutual funds only, reported in the same Lipper category as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the change in the fund’s asset size from the prior year,and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted that there were no soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

fund was reasonable given the generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board reached the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the ser- vices provided by the Manager are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and management fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arnold S. Hiatt, Emeritus Board Member

The Fund 35

OFFICERS OF THE FUND (Unaudited)

The Fund 37

OFFICERS OF THE FUND (Unaudited) (continued)

NOTES

For More Information

Ticker Symbol: DPAXX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,017 in 2008 and $34,698 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10,398 in 2008 and $5,276 in 2009.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,273 in 2008 and $3,576 in 2009. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $88 in 2008 and $87 in 2009.These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2008 and $0 in 2009.

Note: In each of (b) through (d) of this Item 4, 100% of all services provided by the Auditor were pre-approved as required.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $9,452,992 in 2008 and $26,086,988 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Pennsylvania Municipal Money Market Fund

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	January 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	January 19, 2010

By:	/s/ James Windels
James Windels,
Treasurer

Date:	January 19, 2010

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)